UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

Harley-Davidson Customer Funding Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-98975	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4150 Technology Way Carson City, Nevada		89706
(Address of principal executive offices)		(Zip Code)

(775) 886-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.                                                           Other Events

The registrant is filing the consent of Ernst & Young LLP relating to the use of Ernst & Young LLP’s report regarding the balance sheet of Harley-Davidson Motorcycle Trust 2003-4 in the prospectus supplement dated October 16, 2003 under Item 7(c).

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(a)                        Financial Statements:    See attached.

(b)                       Pro Forma Financial Information:    None

(c)                        Exhibits:

Exhibit No.	Document
23.14	Consent of Ernst & Young LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

	By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Treasurer

October 21, 2003

EXHIBIT INDEX

Exhibit No.	Document
23.14	Consent of Ernst & Young LLP